April 2, 2004



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group, Inc. (the "Company"), which will be held at the Company's offices, 1115 30th Street, N.W., Washington, D.C. 20007 at 12:00 noon Washington, D.C. Time on Friday, May 7, 2004.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company and its subsidiaries. Directors and officers of the Company will be present to respond to any questions that shareholders may have. Also enclosed for your review is our 2003 Annual Report to Shareholders. This document contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of the independent auditors. The Board of Directors unanimously recommends a vote "FOR" the election of directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible. If you currently plan to attend the Annual Meeting, this will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,

/s/ R. Ray Pate, Jr.

R. Ray Pate, Jr.
President and Chief Executive Officer

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                                    NOTICE OF
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held On May 7, 2004

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of NCRIC Group, Inc. (the "Company") will be held at the Company's offices, 1115 30th Street, N.W., Washington, D.C., on Friday, May 7, 2004, at 12:00 noon, Washington, D.C. Time.

         A proxy statement and a proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors;

         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 22, 2004, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at 1115 30th Street, N.W., Washington, D.C. for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ William E. Burgess

                                              William E. Burgess
                                              Secretary
Washington, D.C.
April 2, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866
                      -------------------------------------

                                 PROXY STATEMENT
                      -------------------------------------


                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 2004
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NCRIC Group, Inc. ("NCRIC Group" or the "Company") to be used at the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group which will be held at the Company's offices, 1115 30th Street, N.W., Washington, D.C. 20007, on Friday, May 7, 2004, at 12:00 noon Washington, D.C. Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 5, 2004.

         Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of NCRIC Group, at the address shown above, or by delivering to NCRIC Group a duly executed proxy bearing a later date. The presence at the Annual Meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of NCRIC Group prior to the voting of such proxy. If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed will be borne by NCRIC Group. Proxies may also be solicited personally or by mail and telephone by NCRIC Group's directors, officers and regular employees, without additional compensation. NCRIC Group will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of NCRIC Group's common stock, par value $0.01 per share, (the "Common Stock"), as of the close of business on March 22, 2004 (the "Record Date"), are entitled to one vote for each share held (except as indicated below). As of the Record Date, NCRIC Group had 6,898,865 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of a majority of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Certificate of Incorporation of the Company, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the three nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of Deloitte & Touche LLP as independent auditors, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

         Proxies will be returned to Registrar and Transfer Company and will be tabulated by an inspector of election designated by the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission ("SEC"), regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the issued and outstanding shares of the Common Stock on the Record Date.

                                                    Amount of Shares
         Name and Address                           Owned and Nature               Percent of Shares of
       of Beneficial Owner                       of Beneficial Ownership         Common Stock Outstanding
----------------------------------------        -------------------------       --------------------------
Wellington Management Company LLP                         445,000 (1)                       6.4%
75 State Street
Boston, MA  92109

--------------------------
(1)  According to a Schedule 13G filed on February 12, 2004, the shares are owned by clients of Wellington Management Company, LLP ("WMC"), a registered investment adviser, and no individual client owns more than 5%
     of the Company's shares.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Bylaws provide that approximately one-third of the Directors are elected annually. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated Luther W. Gray, Jr., Leonard M. Parver and Nelson P. Trujillo for election as directors, each of whom has agreed to serve as a director if so elected.

         The table below lists certain information regarding the nominees and the other members of the Board of Directors who will continue in office following the Annual Meeting. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                          YOU VOTE "FOR" THE NOMINEES.

                                                                                           Shares of
                                      Positions                                         Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned(3)       Of Class
       -----          ------           -------            --------        ------           --------       --------

                                                      NOMINEES

Luther W. Gray, Jr.     63            Director              1984           2007             18,777(4)         *
Leonard M. Parver       59            Director              1998           2007             34,648(5)         *
Nelson P. Trujillo      66      Chairman of the Board       1980           2007            111,419(6)       1.6%

                                           DIRECTORS CONTINUING IN OFFICE

Vincent C. Burke, III   52            Director              1998           2005             11,970(4)         *
Pamela W. Coleman       47            Director              1989           2005             23,511(4)         *
Prudence P. Kline       52            Director              1995           2005             11,257(4)         *
J. Paul McNamara        54            Director              1998           2005             46,572(4)         *
Frank Ross              60            Director              2004           2005                  -            *
Leonard M. Glassman     57            Director              1993           2006             55,814(5)         *
Stuart A. McFarland     56            Director              2003           2006                885            *
R. Ray Pate, Jr.        44        President, Chief          1996           2006            150,715(7)        2.1
                              Executive Officer and
                           Vice Chairman of the Board
David M. Seitzman       74            Director              1980           2006             19,584(4)         *

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Stephen S. Fargis       44      Senior Vice President and    n/a            n/a             86,006(8)        1.2
                                Chief Operating Officer
Rebecca B. Crunk        52      Senior Vice President and    n/a            n/a             79,564(9)        1.1
                                Chief Financial Officer
William E. Burgess      48      Senior Vice President and    n/a            n/a             54,518(9)         *
                                Secretary
All Directors and Executive
Officers as a Group (15 persons)                                                           722,895(10)      10.3%
-------------------
*    Less than 1%.
(1)  As of March 1, 2004.
(2)  With  respect to years  prior to 1998,  includes  service as a governor  of
     National  Capital  Reciprocal  Insurance  Company,  or as a director of its attorney-in-fact.
(3)  Includes shares of common stock held directly, by spouses or minor children and in trust and other indirect  ownership,  as well as shares owned by the named  individuals  under  NCRIC,  Inc.'s  401(k) Plan and  employee  stock ownership plan.
(4)  Includes  3,453  shares of Common  Stock that can be  acquired  pursuant to presently exercisable stock options.
(5)  Includes  10,359  shares of Common  Stock that can be acquired  pursuant to presently exercisable stock options.
(6)  Includes  16,574  shares of Common  Stock that can be acquired  pursuant to presently exercisable stock options.
(7)  Includes  24,862  shares of Common  Stock that can be acquired  pursuant to presently exercisable stock options.
(8)  Includes  17,265  shares of Common  Stock that can be acquired  pursuant to presently exercisable stock options.
(9)  Includes  13,812  shares of Common  Stock that can be acquired  pursuant to presently exercisable stock options.
(10) Includes shares owned by two directors whose terms of office will expire at the Annual Meeting, and 124,310 shares of Common Stock that can be acquired pursuant to presently exercisable stock options.

Directors

         The principal occupation during the past five years of each director and executive officer of NCRIC Group is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Nelson P. Trujillo, M.D. is Chairman of the Board of Directors of NCRIC Group and its subsidiaries. He was a governor and Chairman of the Board of National Capital Reciprocal

Insurance Company from 1980 until its mutual holding company reorganization in 1998. Dr. Trujillo is currently President of Metropolitan Gastroenterology Group, where he is a physician.

         R. Ray Pate, Jr. is President and Chief Executive Officer of NCRIC Group and NCRIC, Inc. and Chief Executive Officer of NCRIC MSO, Inc. He was the Treasurer of National Capital Reciprocal Insurance Company and President, Chief Executive Officer and Director of National Capital Underwriters, Inc., attorney-in-fact for the National Capital Reciprocal Insurance Company, from 1996 until the mutual holding company reorganization in 1998. Since June 2000 he has served as Vice Chairman of the Board of Directors.

         Vincent C. Burke, III has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He currently is Chairman of the Compensation Committee. Mr. Burke is a partner with the firm of Furey, Doolan & Abell, LLP. His law practice is focused in the areas of corporate, business, real estate and closely-held businesses. He practices in the District of Columbia and Maryland.

         Pamela W. Coleman, M.D. was a governor of National Capital Reciprocal Insurance Company from 1989 until the mutual holding company reorganization in 1998, and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Coleman is a urologist in private practice.

         Luther W. Gray, Jr., M.D. was a governor of National Capital Reciprocal Insurance Company from 1984 until the mutual holding company reorganization in 1998 and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He is currently the Chairman of the Underwriting Committee for NCRIC, Inc. Dr. Gray is a physician and general surgeon with Luther W. Gray, Jr., M.D., PC and is Chair of the Department of Surgery at Sibley Memorial Hospital.

         Leonard M. Glassman, M.D. was a Director of National Capital Underwriters, Inc. from 1993 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He is currently the Chairman of the Nominating and Corporate Governance Committee and served as Chairman of the Board of NCRIC, Inc. from 1998 until 2000. Dr. Glassman is a physician with Washington Radiology Associates, P.C. He is a past member of the Finance Committee of the Medical Society of the District of Columbia and was Chief of Radiology of Columbia Hospital for Women Medical Center from 1984 to 1999.

         Prudence P. Kline, M.D. was a Director of National Capital Underwriters, Inc. from 1995 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Kline has been a physician in private practice in the District of Columbia since 1986.

         Stuart A. McFarland was elected to serve on the Board of Directors of NCRIC Group in 2003. Mr. McFarland is the co-founder and since 1997 the managing partner of Federal City Capital Advisors, a merchant banking and financial advisory business. From 1999 to 2001 he was president and chief executive officer of Pedestal, Inc., an internet-enabled mortgage and mortgage securities trading exchange. Mr. McFarland also serves as a director for the following companies: Newcastle

Investment Corp., a real estate investment trust; the Brandywine Funds, a mutual fund; Sterling Eagle Investment Company, a specialty finance company; and Basis 100, a technology company.

         J. Paul McNamara has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He is Vice Chairman of United Bank, a subsidiary of United Bankshares, Inc., a bank holding company. From 1988 through 2003, he was President and Chief Operating Officer of SequoiaBank.

         Leonard M. Parver, M.D. has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He was Chairman of the Board of Directors of NCRIC MSO, Inc. from 1998 until 2000. He has practiced medicine in the District of Columbia for the past 23 years.

         Frank Ross was appointed a director of NCRIC Group in March 2004. Mr. Ross recently retired as the Midatlantic Area Managing Partner for Audit and Risk Advisory services and the Managing Partner of the Washington, DC offices of KPMG LLP. He served three terms on the KPMG US and KPMG Americas Boards of Directors. Mr. Ross serves as a director of Cohen & Steers Funds, a group of mutual funds. Mr. Ross is a certified public accountant and is a member of the American Institute of Certified Public Accountants.

         David M. Seitzman, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the mutual holding company reorganization in 1998 and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He currently is Chairman of the Audit Committee. Dr. Seitzman is retired from the practice of medicine. He served on the boards of Blue Cross and Blue Shield of the National Capital Area and the Medical Society of the District of Columbia and served as President and co-founder of the Center for Ambulatory Surgery, Inc.

Executive Officers Who Are Not Directors

         Stephen S. Fargis was Senior Vice President - Business Development of National Capital Underwriters, Inc. from 1995 until the mutual holding company reorganization in 1998. Since the mutual holding company reorganization, he has been Senior Vice President and Chief Operating Officer of NCRIC Group and NCRIC, Inc. and in 2001 was named President of NCRIC MSO, Inc.

         Rebecca B. Crunk was the Chief Financial Officer of National Capital Underwriters, Inc. from April 1998 until the mutual holding company reorganization in 1998. Since the mutual holding company reorganization, she has been Senior Vice President, Chief Financial Officer and Treasurer of NCRIC Group and NCRIC, Inc. Ms. Crunk is a certified public accountant and is a member of the American Institute of Certified Public Accountants. From 1995 to 1998, she was Vice President, Treasurer and Controller of ReliaStar United Services Life Insurance Company.

         William E. Burgess was Senior Vice President - Claims and Risk Management of National Capital Underwriters, Inc. from August 1997 until the mutual holding company reorganization in 1998. From 1993 to August 1997, he was a Vice President of National Capital Underwriters, Inc. Since the mutual holding company reorganization, he has been Senior Vice President and Secretary of NCRIC Group and NCRIC, Inc.

Director Compensation

         Fees. Each non-employee director of NCRIC Group (other than the Chairman) receives an annual retainer of $45,000. The Chairman of the Board receives an annual retainer of $150,000. Directors who are also officers or employees of NCRIC Group do not receive any additional compensation for serving as directors. Directors who serve on the audit committee receive a fee of $600 for each committee meeting attended ($750 for the Chairman of the committee). Directors who serve on the nominating or compensation committee receive a fee of $300 for each committee meeting attended ($350 for the Chairman of the committee). All directors are reimbursed for out-of-pocket expenses in connection with attendance at any meeting of the Board of Directors or any committee.

         Stock Benefits. Directors of NCRIC Group are eligible to participate in certain stock benefit plans and have received awards of stock options and restricted stock. During 2003, directors Burke, Glassman, Gray, Kline, McFarland, McNamara, Parver and Seitzman each received an option to purchase 9,323 shares of Common Stock under the 2003 Stock Option Plan. Nelson Trujillo, Chairman of the Board, received an option to purchase 27,969 shares of Common Stock under the 2003 Stock Option Plan. The options vest over a three year period, can be exercised in whole or in part for ten years from the date of grant, and have an exercise price equal to the fair market value of the Common Stock as of the date of the grant ($11.00). Also during 2003, directors Burke, Coleman, Glassman, Gray, Kline, McNamara, Parver and Seitzman each received an award of 3,315 shares of restricted stock under the 2003 Stock Award Plan. Nelson Trujillo, Chairman of the Board, received an award as to 9,945 shares of restricted stock under the 2003 Stock Award Plan. The restricted stock awards vest over a three year period.

Board Independence

         The Board has determined that, except as to Mr. Pate, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Pate is not considered independent because he is an executive officer of the Company.

Committees and Meetings of the Board of Directors

         The business of NCRIC Group is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors met eleven (11) times during 2003. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served. Executive sessions of the Board are held on a regular basis. The Company does not require, but encourages, Board attendance at the annual meeting of shareholders.

         The Executive Committee. The Executive Committee generally has the power and authority to act on behalf of the Board of Directors when the Board is not in session, except as otherwise provided by law and subject at all times to the direction of the Board of Directors. The Executive Committee is comprised of Messrs. Trujillo (Chairman), Burke, Glassman, Pate and Seitzman, and met one time during 2003.

         The Compensation Committee. The Compensation Committee is responsible for recommending to the full Board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. Directors Burke (Chair), Kline, Seitzman, Parver and Trujillo comprise the current membership of the Compensation Committee. Each member of the Compensation Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Compensation Committee met seven times during 2003. The report of the Compensation Committee is included elsewhere in the proxy statement.

         The Governance and Nominating Committee. The Governance and Nominating Committee consists of Directors Glassman (Chair), Burke, Gray and Trujillo. Each member of the Governance and Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.ncric.com. The Committee met three times during 2003.

         The functions of the Governance and Nominating Committee include the following:

         o to make recommendations to the board regarding the size and composition of the board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board;

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

         o to review and monitor compliance with the requirements for board independence;

         o to review the committee structure and make recommendations to the Board regarding committee membership;

         o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

         o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

         The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o has had experiences and achievements that has given him or her the ability to exercise and develop good business judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its shareholders; and

         o has the capacity and desire to represent the balanced, best interests of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

         The Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

         The Board of Directors has accepted the Committee's recommendation that the optimal Board size is ten directors. This goal is expected to be achieved by the 2006 annual meeting of shareholders. Because the success of the Company is dependent upon the sale of medical professional liability insurance and other services to individual physicians and groups of physicians, the Committee believes that there should be a significant presence of physicians on the Board because they have an intimate knowledge of the customer base and the needs and concerns of the physician communities. Currently, there are seven physicians serving as directors, and the Board believes that when there are ten members, five of the ten directors should be physicians.

         Procedures For The Consideration Of Board Candidates Submitted By Shareholders. The Governance and Nominating Committee has adopted procedures for the submission of director nominees by shareholders for consideration by the Committee. If a determination is made that an additional candidate is needed for the Board, the Governance and Nominating Committee will consider candidates submitted by the Company's shareholders. Shareholders can submit qualified names of candidates for Director by writing to our Corporate Secretary, at 1115 30th Street, N.W., Washington, D.C. 20007, Attention: Board Administration. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the proposing shareholder as they appear on the Company's books, and number of shares of Common Stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o a statement detailing any relationship between the candidate and NCRIC Group, and between the candidate and any customer, supplier or competitor of NCRIC Group;

         o detailed information about any relationship or understanding between the proposing shareholder and the candidate or any other shareholder or group of shareholders; and

         o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Governance and Nominating Committee for further review and consideration. A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders must comply with the procedural and informational requirements described in "Advance Notice Of Business To Be Conducted At An Annual Meeting."

         Shareholder Communications with the Board. A shareholder of the Company who wants to communicate with the Board or with any individual Director can write to the Corporate Secretary of the Company, at 1115 30th Street, N.W., Washington, D.C. 20007, Attention: Board Administration. The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the Director(s) to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, a summary of all communications received since the last meeting that were not forwarded will be presented to the Board and those communications will be made available to all Board members.

Code of Ethics

         The Company has adopted a code of ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.ncric.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

The Audit Committee.

         The Audit Committee consists of Directors Seitzman (Chair), Coleman, Gray, McFarland, McNamara, Parver and Ross. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

         o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the Company's annual financial statements;

         o in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

         o approving all engagements for audit and non-audit services by the independent auditors;

         o reviewing the financial statements and the audit report with management and the independent auditors;

         o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

         o        reviewing   earnings  and  financial  releases  and  quarterly
                  reports filed with the SEC;

         o        consulting   with  the  internal  audit  staff  and  reviewing
                  management's   administration   of  the  system  of   internal
                  accounting controls; and

         o        reviewing the adequacy of the audit committee charter.

         The Audit Committee met eight times during 2003. The Audit Committee reports to the Board on its activities and findings. In March 2004 Mr. Ross was elected to the Board and appointed to the Audit Committee. The Board of Directors believes that Mr. Ross qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

         In accordance with current SEC rules, this report has been prepared by the Audit Committee for inclusion in this Proxy Statement. Each member of the Audit Committee is considered

"independent" as defined in the Nasdaq corporate governance standards and under SEC Rule 10A-3. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at www.ncric.com.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with the auditing standards generally accepted in the United States, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management NCRIC Group's audited consolidated financial statements for the year ended December 31, 2003;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 and filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC Group specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

             This report has been provided by the Audit Committee:

             David M. Seitzman, M.D., Chair              Pamela W. Coleman, M.D.
             Stuart A. McFarland                         Luther W. Gray, M.D.
             J. Paul McNamara                            Leonard M. Parver, M.D.
             Frank Ross

Compensation Committee Report on Executive Compensation

         The Compensation Committee has adopted a compensation strategy that seeks to provide competitive compensation that is strongly aligned with the business objectives and financial and stock performance of NCRIC Group. The compensation program has three key elements: base salary, annual incentives and long-term incentives. The Compensation Committee periodically reviews salary levels and other aspects of executive compensation to ensure that NCRIC Group's overall executive compensation program remains competitive and that executive pay reflects both the individual's performance and the performance of NCRIC Group.

         NCRIC Group has an annual incentive plan based on a combination of NCRIC Group and individual executive performance in relation to established objectives. Plan pay-outs vary based on NCRIC Group's performance in relation to the targeted objectives. Individual payments are then increased or decreased based on the performance of the individual executive during the year. The target level of incentive pay opportunities is 20% to 25% of base pay, with actual payments in a range of zero to 150% of the target percentage based on performance levels. No incentive payouts were made to the senior four executives in 2003.

         The Compensation Committee believes that long-term incentives are an effective way of aligning executive compensation with the creation of value for the shareholders through stock appreciation. In connection with the Company's second step conversion and stock offering in June 2003, the 2003 Stock Award Plan and the 2003 Stock Option Plan were approved by shareholders. Stock options and stock awards were made to executive officers during 2003.

         Mr. Pate is employed as President and Chief Executive Officer pursuant to a five-year employment agreement that was effective as of January 2001. In light of the Company's performance in a difficult market environment for medical professional liability insurance companies, as well as the Company's anticipated second step conversion, which was expected to result in additional time demands and responsibilities, Mr. Pate's base salary under the employment agreement was increased to $350,000 (from $290,000) for 2003. No bonus was paid to the Chief Executive Officer with respect to 2003 under the annual incentive plan. Following the second step conversion and stock offering, Mr. Pate was granted an option to purchase 72,515 shares of Common Stock, and an award as to 33,150 shares of restricted stock. These awards vest over a five-year period.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC Group specifically incorporates this information by reference.

           This report has been provided by the Compensation Committee

                            Vincent C. Burke, III, Chair
                            Prudence P. Kline, M.D.
                            Leonard M. Parver, M.D.
                            David M. Seitzman, M.D.
                            Nelson P. Trujillo, M.D.

Executive Compensation

         The following table sets forth information for the years ended December 31, 2003, 2002 and 2001 as to compensation paid to the President and Chief Executive Officer and the other executive officers who earned over $100,000 in salary and bonus during 2003 (collectively referred to as the "Named Executive Officers").

========================================================================================================================
                                              Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------
                             Annual Compensation                                Long-Term Compensation
                                                                                        Awards
--------------------------------------------------------------------------------------------------------
                                                                   Other       Restricted    Options/
                                                                   Annual          Stock        SARs      All Other
Name and Principal Position    Year      Salary       Bonus     Compensation     Award(1)       (#)      Compensation
------------------------------------------------------------------------------------------------------------------------
R. Ray Pate, Jr.,              2003      $350,000       $-0-          -         $374,595       72,515      $27,554
President and Chief            2002       290,000        -0-          -             -            -          26,208
Executive Officer              2001       290,000        -0-          -             -            -          22,346
------------------------------------------------------------------------------------------------------------------------
Stephen S. Fargis,             2003      $200,000       $-0-          -         $187,298       37,293      $27,554
Senior Vice President &        2002       170,000        -0-          -             -            -          24,339
Chief Operating Officer        2001       170,000        -0-          -             -            -          22,130
------------------------------------------------------------------------------------------------------------------------
Rebecca B. Crunk,              2003      $220,000       $-0-          -         $187,298       37,293      $27,878
Senior Vice President &        2002       170,000        -0-          -             -            -          26,500
Chief Financial Officer        2001       170,000        -0-          -             -            -          22,453
------------------------------------------------------------------------------------------------------------------------
William E. Burgess,            2003      $175,000       $-0-          -         $187,298       37,293      $27,878
Senior Vice President and      2002       128,398        -0-          -             -            -          18,739
Secretary                      2001       120,000        -0-          -             -            -          20,690
========================================================================================================================
-------------------
  (1)  Equals the market  value of the stock  award on the date of grant,  which was $11.30  per share.  The total  number  and dollar  value of  unvested shares of stock  awarded  to Mr.  Pate,  Mr.  Fargis,  Ms.  Crunk and Mr.
       Burgess as of December 31, 2003,  based on the market value of the common stock on such date ($10.65 per share),  was:  43,095  ($458,960);  23,205
       ($247,132); 23,205 ($247,132) and 22,100 ($235,364) shares, respectively.

         Employment Agreements. R. Ray Pate, Jr. serves as the President and Chief Executive Officer of NCRIC Group under an employment agreement between NCRIC Group and Mr. Pate dated January 1, 2001. Under the terms of his employment agreement, Mr. Pate is entitled to basic compensation of $367,500 for 2004 and is reimbursed for all reasonable and proper business expenses incurred by him in the performance of his duties. The terms of the employment agreement also provide that Mr. Pate is entitled to participate in any retirement and/or pension plans or health and medical insurance plans offered to NCRIC Group's senior executives; to receive use of an automobile; and to be covered by both term life insurance and disability insurance.

         The term of the employment agreement is five years commencing January 1, 2001. NCRIC Group may terminate the employment agreement for cause or without cause, at any time. Any dispute as to whether NCRIC Group had cause will be determined by arbitration. If NCRIC Group terminates Mr. Pate's employment agreement without cause, Mr. Pate is entitled to receive, as severance pay, an amount equal to three years' base compensation at the level in effect on the date of the termination. Mr. Pate may voluntarily terminate his employment provided that he gives 60 days prior notice of his voluntary termination or pays liquidated damages equal to the amount of his base compensation for two months.

         In 2004, NCRIC Group renewed its employment agreement with Mr. Fargis, which agreement has terms substantially similar to Mr. Pate's agreement. The employment agreement with Fargis terminates December 1, 2004 and provides for base compensation of $200,000.

         In 2004, NCRIC Group renewed its employment agreement with Rebecca B. Crunk, which agreement has terms substantially similar to Mr. Pate's agreement. The employment agreement with Ms. Crunk terminates December 31, 2006 and provides for base compensation of $231,000.

         NCRIC Group entered into an employment agreement commencing January 1, 2002 with William E. Burgess on substantially similar terms to Mr. Pate's agreement, except Mr. Burgess' employment agreement terminates December 31, 2004, and provides for base compensation of $183,750 for 2004.

         Stock Option Plans. The Company has established a stock option plans for its directors, officers and key employees. The following table sets forth information relating to options granted to the Named Executive Officers during 2003.

======================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                  Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                              Percent of Total
                                               Options Granted      Exercise
                                               to Employees in      or Base     Expiration      Grant Date Present
Name                         Options Granted       FY 2003           Price         Date              Value(1)
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
R. Ray Pate, Jr.                  72,515               27%           $10.86      10/21/13          $449,593
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
Stephen S. Fargis,                37,293               14%           $10.86      10/21/13          $231,217
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
Rebecca B. Crunk                  37,293               14%           $10.86      10/21/13          $231,217
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
William E. Burgess                37,293               14%           $10.86      10/21/13          $231,217
---------------------------- ---------------- ------------------- ------------ -------------- ------------------------
-----------------------------------
(1)    The grant date present value was derived using the  Black-Scholes  option pricing model with the  following  assumptions:  volatility  ranging from
       .386% to .829%; risk free rate of return of 4.41%;  dividend yield of 0%;
       and a 9.15 year average expected term.

         Set forth below is information relative to options outstanding and held by the Named Executive Officers at December 31, 2003. No options were exercised by the Named Executive Officers during 2003.

======================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                    FISCAL YEAR-END OPTION VALUES
======================================================================================================
                                                                Number of
                                                                Securities             Value of
                                                                Underlying           Unexercised
                                                                Unexercised          In-the-Money
                                                             Options at Fiscal    Options at Fiscal
                                                                 Year-End            Year-End(1)
                                                            -------------------- ---------------------
                            Shares Acquired       Value         Exercisable/          Exercisable/
          Name               Upon Exercise      Realized       Unexercisable        Unexercisable
-------------------------- ----------------- -------------- -------------------- ---------------------
R. Ray Pate, Jr.                  -          $      -          24,862/72,515          $171,549/0
-------------------------- ----------------- -------------- -------------------- ---------------------
Stephen S. Fargis                 -          $      -          17,265/37,293          $119,131/0
-------------------------- ----------------- -------------- -------------------- ---------------------
Rebecca B. Crunk                  -          $      -          13,812/37,293          $95,305/0
-------------------------- ----------------- -------------- -------------------- ---------------------
William E. Burgess                -          $      -          13,812/37,293          $95,305/0
========================== ================= ============== ==================== =====================
       ---------------------
       (1) Equals the  difference  between the aggregate  exercise  price of the options and the  aggregate  fair market value of the shares of Common
           Stock that would be received  upon  exercise,  assuming such exercise occurred on December 31, 2003, at which date the closing price of the
           Common Stock as quoted on the Nasdaq National Market was $10.65.

         Deferred Compensation Plan. Effective January 1, 2003, the Company established a compensation deferral plan for officers and board members. The compensation deferral plan is an unfunded plan with an annual Company match of 5% of total compensation for officers. Contributions credited for an officer's deferral account and the earnings attributable to these contributions shall be one hundred percent vested or nonforfeitable when the officer has five years of service in his or her position. Under the compensation deferral plan, officers may defer up to 15% of total compensation and board members may defer up to 100% of fees. Contributions are credited with a 6% guaranteed rate of return.

         Pursuant to the terms of the plan, a participant's account balance will be paid in cash by (a) lump sum, or (b) annual installments over a 5, 10 or 15 year period. The deferred compensation liability is recorded at the full accumulation value of the accumulated contributions and interest and is included in accrued expenses.

Ownership Reports by Officers and Directors

         The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. During 2003, all of the Company's directors and officers filed these reports on a timely basis.

                                STOCK PERFORMANCE

         The following graph compares the cumulative total return for the Common Stock, the S&P 500 index, the Russell 2000 index, and a peer group of medical professional liability insurance companies, for the period July 29, 1999, the first day of public trading of the Common Stock on the Nasdaq Market, through December 31, 2003. The graph assumes an investment on July 29, 1999 of $100 in each of the Common Stock, the stocks comprising the S&P 500 index and the Russell 2000 index, and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group, the S&P 500 index and the Russell 2000 index are weighted by market capitalization. The calculations for the information below were prepared by SNL Securities, LC of Charlottesville, Virginia.

Cumulative Total Return

                                NCRIC Group, Inc.
                        [STOCK PERFORMANCE GRAPH OMITTED]

                                                      Period Ending

Index                        07/29/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
------------------------     --------   --------   --------   --------   --------   --------
NCRIC Group, Inc.             100.00     115.70     105.79     145.45     145.45     262.85
S&P 500*                      100.00     121.11     110.34      97.32      75.75      97.51
Russell 2000                  100.00     114.91     111.44     114.21      90.82     133.73
NCRIC 2002 Peer Group**       100.00      61.62      40.52      54.05      38.42      59.45
NCRIC 2003 Peer Group***      100.00      65.98      47.08      60.89      48.44      76.36


* NCRIC Group intends to use the Russell 2000 as the broad equity market index in future proxy statements, because the Company believes that it is more representative of Nasdaq traded stocks. The S&P 500 has been used in prior years.
** The NCRIC 2002 Peer Group index consists of MIIX Group, FPIC Insurance Group, SCPIE Holdings, ProAssurance Corporation, and American Physicians Capital.
*** The NCRIC 2003 Peer Group index consists of FPIC Insurance Group, SCPIE Holdings, ProAssurance Corporation, and American Physicians Capital. MIIX Group is excluded because it was delisted from the Nasdaq due to its financial difficulties.

--------------------------------------------------------------------------------
    PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------


         The Company's independent auditors for the year ended December 31, 2003 were Deloitte & Touche LLP. The Audit Committee of the Board of Directors has approved the engagement of Deloitte & Touche LLP to be the Company's auditors for the year ending December 31, 2004, subject to the ratification of the engagement by the shareholders at this Annual Meeting. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of Deloitte & Touche LLP is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of the independent auditors to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

Fees Paid to Deloitte & Touche LLP

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Deloitte & Touche LLP during 2003 and 2002:

         Audit Fees. The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings and engagements were $586,000 and $338,000 during the years ended December 31, 2003 and 2002, respectively. Fees for 2003 included services for the issuance of comfort letters and consents related to the Company's S-1 Registration statement in connection with the second step conversion and stock offering.

         Audit Related Fees. There were no fees billed to the Company by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and review of the financial statements and that are not already reported in "--Audit Fees," above, during the years ended December 31, 2003 and 2002, respectively.

         Tax Fees. The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for tax compliance, tax advice and tax planning were $70,000 and $81,000 during the years ended December 31, 2003 and 2002, respectively. These services included the preparation of federal and state income tax returns and the preparation and review of quarterly tax estimates.

         All Other Fees. During the years ended December 31, 2003 and 2002, there were no fees billed to the Company by Deloitte & Touche LLP for services that are not described above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Required Vote and Recommendation of the Board of Directors

         In order to ratify the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
         RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS


                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of NCRIC Group provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, including to propose a nominee to the Board, the shareholder must give written notice to the Secretary of NCRIC Group not less than ninety
(90) days before the date of the proxy statement relating to the prior year's annual meeting. The notice must include the shareholder's name, record address and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         In accordance with the foregoing, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Shareholders must be given to NCRIC Group no later than December 31, 2004. If notice is received after December 31, 2004, it will be considered untimely, and NCRIC Group will not be required to present the matter at the shareholders meeting.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in NCRIC Group's proxy material for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at NCRIC Group's office, 1115 30th Street, N.W., Washington, D.C. 20007, no later than December 3, 2004. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ William E. Burgess

                                              William E. Burgess
                                              Secretary

Washington, D.C.
April 2, 2004

A COPY OF NCRIC GROUP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON THE WRITTEN REQUEST TO THE SECRETARY, NCRIC GROUP, INC., 1115 30TH STREET, N.W., WASHINGTON, D.C. 20007.

|X|   PLEASE MARK VOTES         REVOCABLE PROXY
      AS IN THIS EXAMPLE        NCRIC GROUP, INC.

     FOR THE ANNUAL MEETING OF                                                            With-   For All
SHAREHOLDERS TO BE HELD ON MAY 7, 2004                                            For     hold     Except
 SOLICITED ON BEHALF OF THE BOARD OF         1.   The  election  of:  Luther  W.   _        _        _
   DIRECTORS OF NCRIC GROUP, INC.                 Gray,  Jr.  Leonard M.  Parver  |_|      |_|      |_|
                                                  and Nelson P. Trujillo
The   undersigned   shareholder  of               to  serve  on  the   Company's
NCRIC Group,  Inc. (the "Company"),               Board  of   Directors   for  a
hereby   appoints   the   Board  of               three-year term.
Directors,   with  full  powers  of
substitution,  as attorneys-in-fact          INSTRUCTION:  To withhold authority
and  agents  for and in the name of          to vote for any individual nominee,
the undersigned, to cast such votes          mark  "For All  Except"  and  write
as the  undersigned may be entitled          that  nominee's  name in the  space
to vote at the  Annual  Meeting  of          provided below.
Shareholders  of the  Company  (the
"Annual  Meeting")  to be  held  at
1115 30th Street,  NW,  Washington,
D.C. 20007, at 12 noon, Washington,                                               For    Against  Abstain
D.C.  Time, on May 7, 2004,  and at          2.   The    ratification   of   the   _        _        _
any and all  adjournments  thereof.               appointment   of   Deloitte  &  |_|      |_|      |_|
The   Board   of    Directors    is               Touche   LLP   as  independent
authorized  to cast  all  votes  to               auditors  for the  year ending
which the  undersigned  is entitled               December  31, 2004.
as follows:

                                             Such other business as may properly
                                             come  before the Annual  Meeting or
                                             any adjournment thereof.
                                             NOTE: The Board of Directors is not
                                             aware of any other  matter that may
                                             come before the Annual Meeting.
                                             The Board of Directors recommends a
                                             vote   "FOR"   the   above   listed
                                             Propositions.


Please be sure to sign and date this           -----------------------------
     Proxy in the box below.                  | Date                        |
----------------------------------------------------------------------------|
|                                                                           |
|                                                                           |
----------Shareholder sign above------------Co-holder (if any) sign above---

 ...............................................................................
  ^Detach above card, sign, date and mail in postage paid envelope provided. ^
                                NCRIC GROUP, INC.


--------------------------------------------------------------------------------
 IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

 Votes will be cast in accordance with this proxy. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of NCRIC Group, Inc., at said Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect.

 Please sign exactly as your name appears on this card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------


   IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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